UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
         Pursuant to Section 13 15(d) of Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 8, 2005
                                                 -------------------------------

                        ELECTRONIC CONTROL SECURITY INC.
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             (Exact name of registrant as specified in its charter)

         New Jersey                    0-30810                   22-2138196
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(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)

    790 Bloomfield Avenue, Clifton, New Jersey                     07012
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    (Address of principal executive offices)                     (Zip Code)

 Registrant's telephone number, including area code (973) 574-8555
                                                    ----------------------------


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         (Former name or former address, if changed since last report.)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the
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|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On December 8, 2005, Electronic Control Security Inc issued a press release announcing details on the anti-terrorism technology capabilities of their Water Infrastructure Security Environmental WISE(TM) initiative.

A copy of the press release is included as Exhibit 99.1 to this request.



ITEM 9.01 Financial Statements and Exhibits

(d)  Exhibits.

Number    Exhibit Description
-------   -------------------
99.1 Press release dated December 8, 2005, titled, "Electronic Control Security Inc. Details WISE(TM) Water Supply Security Initiative Anti-terrorism Technology."

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ELECTRONIC CONTROL SECURITY INC.

Date: December 13, 2005          By: /s/ Arthur Barchenko
------------------------            ------------------------
                                 Name:  Arthur Barchenko
                                 Title: President



EXHIBIT INDEX
--------------

99.1 Press release dated December 8, 2005, titled, "Electronic Control Security Inc. Details WISE(TM) Water Supply Security Initiative Anti-terrorism Technology."